SEPTEMBER 30 • 2015 | THE ARBITRAGE FUNDS SUMMARY PROSPECTUS
THE ARBITRAGE TACTICAL EQUITY FUND
Class R (Nasdaq Symbol: ATQFX) Class I (Nasdaq Symbol: ATQIX) Class C (Nasdaq Symbol: ATQCX) Class A (Nasdaq Symbol: ATQAX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.arbitragefunds.com/restricted/get/arbitrage_fund_info.html. You can also get this information at no cost by calling the Fund at (800) 295-4485 or by sending an e-mail request to the SEC at publicinfo@sec.gov. The Fund’s prospectus and statement of additional information, both dated September 30, 2015, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

THE ARBITRAGE TACTICAL EQUITY FUND

Investment Objective

The Fund seeks to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None		3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00	%(1)	None	(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None		None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	None		2.00	%(3)
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)(4)	2.00%	2.00%	None		None

  Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses(5)	4.57%	4.57%	4.57%	4.57%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings(6)	0.49%	0.49%	0.49%	0.49%
All Remaining Other Expensese	4.08%	4.08%	4.08%	4.08%
Total Annual Fund Operating Expenses	6.07%	5.82%	6.82%	6.07%
Fee Waiver(7)	(3.89)%	(3.89)%	(3.89)%	(3.89)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	2.18%	1.93%	2.93%	2.18%

(1)	This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.
(2)	A deferred sales charge of up to 1.00% will be imposed on purchases of $500,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
(3)	The redemption fee does not apply to purchases of $500,000 or more of Class A shares, which are subject to a contingent deferred sales charge.
(4)	Exchange privileges do not apply to Class A or Class C shares until such shares have been held for at least 30 days.

SUMMARY PROSPECTUS | SEPTEMBER 30 • 2015

(5)	Other Expenses are based on estimated amounts for the current fiscal year.
(6)	The Fund is obligated to pay any interest incurred or dividend declared during the period in which the Fund maintains a short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. These expenses are not fees directly charged to shareholders but are expenses paid by the Fund that are similar to finance charges that the Fund incurs in borrowing transactions. The Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).
(7)	The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund’s investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, or other extraordinary expenses, so that they do not exceed 1.69% of the Fund’s average daily net assets allocable to the Class R shares, 1.44% of the Fund’s average daily net assets allocable to the Class I shares, 2.44% of the Fund’s average daily net assets allocable to the Class C shares, and 1.69% of the Fund’s average daily net assets allocable to the Class A shares. The agreement remains in effect until December 31, 2017, and thereafter continues until either party terminates it upon not less than five days’ notice by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the year in which the expense was waived.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class R Shares	$221	$1,086
Class I Shares	$196	$1,013
Class C Shares	$396	$1,302
Class A Shares	$539	$1,376

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class R Shares	$221	$1,086
Class I Shares	$196	$1,013
Class C Shares	$296	$1,302
Class A Shares	$539	$1,376

ψ | 3

THE ARBITRAGE TACTICAL EQUITY FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period from commencement of operations on January 2, 2015 through May 31, 2015, the Fund’s portfolio turnover rate was 235% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where the investment adviser (the “Adviser”) believes it should trade. The Adviser believes such differences may occur when news and events create misperception of a company’s correct stock price. Examples of such news and events, which the Fund refers to as “investment opportunities,” include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Adviser’s investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund’s objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In certain circumstances, the Adviser may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

In order to meet its investment objective, the Fund will invest in a portfolio of securities including: equities, debt (such as corporate bonds, debentures, notes and other similar instruments), warrants, distressed, high-yield (these are referred to as junk bonds), convertible, preferred, when-issued, and other securities the Adviser believes will further its investment objective. The Fund may also invest in derivatives. The principal types of derivatives in which the Fund may invest are options, total return swaps, credit default swaps, credit default indexes, currency forwards, and futures. Furthermore, the Adviser may invest in instruments, such as exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and commodities. The Fund may invest in both physical gold and other precious metals and the securities of companies in the gold mining and other precious metal mining sectors. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities.

The Fund is not limited with respect to security, geography, market capitalization, credit quality, sector or industry and the Fund is non-diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund may invest in cash or cash equivalents, money market funds, or money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities and prime commercial paper.

SUMMARY PROSPECTUS | SEPTEMBER 30 • 2015

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Market Risks:  Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund’s investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Value Style Risks:  Although the Fund invests in stocks that the Adviser believes to be under-valued, the prices of these stocks may move even lower. In addition, although the Fund sells short stocks that the Adviser believes to be over-valued, the prices of these stocks may move even higher.

Credit Risks:  Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Distressed Securities Risks:  Distressed securities are typically unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Interest Rate Risks:  Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Commodities Risks:  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked

ψ | 5

THE ARBITRAGE TACTICAL EQUITY FUND

derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

Foreign Securities Risks:  The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Emerging Market Risks:  Investing in emerging markets will, among other things, expose the Fund to all the risks described above in the “Foreign Securities Risks” section; however, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Currency Risks:  Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Convertible Security Risks:  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

SUMMARY PROSPECTUS | SEPTEMBER 30 • 2015

Short Sale Risks:  The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions may introduce additional risk to the Fund because a short position loses value as a security’s price increases and there is no theoretical ceiling to the price of the shorted security. Therefore, securities sold short have unlimited risk.

Derivatives Risks:  In general, a derivative contract typically involves leverage (namely, it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Put and Call Options Risks:  Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Futures Risks:  The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or

ψ | 7

THE ARBITRAGE TACTICAL EQUITY FUND

intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Swap Risks:  The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Risks:  Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Total Return Swap Risks:  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Counterparty Risks:  The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.

SUMMARY PROSPECTUS | SEPTEMBER 30 • 2015

Leverage Risks:  If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Exchange Traded Note Risks:  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Preferred Stock Risks:  Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stock owners. Preferred stock may also be subject to option or mandatory redemption provisions.

Warrants Risks:  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. Warrants are also generally less liquid than an investment in the underlying security.

Non-Diversification Risks:  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Other Investment Companies Risks:  When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company's operating expenses, including the potential duplication of management fees. Additionally, the risks of owning securities of an investment company generally reflect the risks of owning the underlying securities that the fund invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss and are subject to trading and commission costs. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds currently seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

ψ | 9

THE ARBITRAGE TACTICAL EQUITY FUND

High Portfolio Turnover Risks:  The Fund’s investment strategies may result in higher portfolio turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Performance Information

Performance information for the Fund will be provided once it has annual returns for a full calendar year.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

Edward Chen, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since its inception. Curtis Watkins, CFA, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since 2015.

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C and Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s net asset value.

SUMMARY PROSPECTUS | SEPTEMBER 30 • 2015

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ψ | 11